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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 8, 1999


                            MUZAK LIMITED PARTNERSHIP
                            MUZAK CAPITAL CORPORATION
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           (Exact Name of Registrants as Specified in their Charters)


                                    DELAWARE
                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        333-03741                                       13-3647593
       333-03741-01                                     91-1722302
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(Commission File Numbers)                  (I.R.S. Employer Identification Nos.)


         2901 THIRD AVENUE, SUITE 400
             SEATTLE, WASHINGTON                                       98121
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  (Address of Principal Executive Offices)                          (Zip Code)


                                 (206) 633-3000
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              (Registrants' Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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NYFS08...:\63\64563\0011\2119\FRM2239R.550

Item 5.     Other Events.

            ACN Cash Tender Offer and Consent Solicitation. On February 8, 1999, Audio Communications Network, LLC ("ACN") announced that it had commenced a cash offer for all of the outstanding 10% Senior Notes due 2003 (the "Notes") of Muzak Limited Partnership ("Muzak") and Muzak Capital Corporation, issued pursuant to an Indenture, dated October 2, 1996 (the "Indenture"). The Expiration Date of the offer is 5:00 p.m., New York City time, on March 9, 1999 or such later date and time to which the offer is extended. In conjunction with the offer, ACN also solicited consents of the registered holders of Notes to certain proposed amendments to the Indenture. On February 22, 1999, ACN announced that, as of 5:00 p.m., New York City time on such date, holders of more than a majority of the Notes had tendered Notes and delivered consents in connection with the offer and solicitation of consents.

            Muzak Financial Statements. Muzak today released its financial statements for the year ended December 31, 1997, amended to show the changes in Subsequent Events (Note 11 of the Notes to Consolidated Financial Statements) occurring between March 5, 1998 and February 1, 1999. The financial statements were released in connection with the sale of Muzak pursuant to the Agreement and Plan of Merger between Muzak, MLP Acquisition, L.P., Music Holdings Corp., ACN Holdings, LLC and ACN, dated as of January 29, 1999.

            Muzak today also released its financial statements and Management's Discussion and Analysis for the year ended December 31, 1998.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.       Exhibit
-----------       -------

99.1 Financial Statements for the years ended December 31, 1997, 1996 and 1995 of Muzak Limited Partnership, and Independent Auditors' Report, as amended.

99.2 Financial Statements for the years ended December 31, 1998, 1997 and 1996 of Muzak Limited Partnership, and Independent Auditors' Report.

99.3              Management's Discussion and Analysis for the year ended
                  December 31, 1998.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                               MUZAK LIMITED PARTNERSHIP
                               (Registrant)

                               By: /s/ Brad D. Bodenman
                                   ----------------------------------
Date: February 25, 1999            Brad D. Bodenman
Chief Financial Officer
(Principal Financial
Officer and Chief
Accounting Officer of Muzak
Limited Partnership)



                               MUZAK CAPITAL CORPORATION
                               (Registrant)

                               By: /s/ Brad D. Bodenman
                                   ----------------------------------
Date: February 25, 1999            Brad D. Bodenman
Chief Financial Officer
(Principal Financial
Officer and Chief
Accounting Officer of Muzak
Limited Partnership)

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

99.1 Financial Statements for the years ended December 31, 1997, 1996 and 1995 of Muzak Limited Partnership, and Independent Auditors' Report, as amended.

99.2 Financial Statements for the years ended December 31, 1998, 1997 and 1996 of Muzak Limited Partnership, and Independent Auditors' Report.

99.3              Management's Discussion and Analysis for the year ended
                  December 31, 1998.